UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 21, 2006
(Date of Earliest Event Reported)

FORTUNET, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51703	88-0252188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C
Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 796-9090
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 22, 2006, FortuNet Inc. (the “Company”) issued a press release announcing a recently obtained approval from the Nevada Gaming Commission and providing third quarter guidance. A copy of the press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTUNET INC.

Date: September 22, 2006	By:	/s/ Yuri Itkis
Yuri Itkis
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release